CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-2

Section 7.3 Indenture                       Distribution Date:         1/18/2005
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(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                 0.00
              Class B Principal Payment                                 0.00
              Class C Principal Payment                                 0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                 3,391,004.17
              Class B Note Interest Requirement                   303,408.68
              Class C Note Interest Requirement                   439,184.38
                      Total                                     4,133,597.22

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                      2.30681
              Class B Note Interest Requirement                      2.47681
              Class C Note Interest Requirement                      2.78847

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                   1,470,000,000
              Class B Note Principal Balance                     122,500,000
              Class C Note Principal Balance                     157,500,000

(iv)   Amount on deposit in Owner Trust Spread Account         17,500,000.00

(v)    Required Owner Trust Spread Account Amount              17,500,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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